Exhibit 10.13
Form 10-SB
Energytec, Inc.

                   ASSIGNMENT, BILL OF SALE AND CONVEYANCE

STATE OF TEXAS          )(
                                    KNOW ALL MEN BY THESE PRESENTS:
COUNTIES OF ATASCOSA    )(
AND MCMULLEN            )(

That, for TEN DOLLARS ($10.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, energytec.com,inc., a Nevada corporation, hereinafter referred to as "Assignor", whose address is 14785 Preston Road, Suite 550, Dallas, Texas 75240, hereby BARGAINS, SELLS, TRANSFERS, ASSIGNS and CONVEYS unto THE DELRAY TRUST, hereinafter referred to as "Assignee", whose address is 3606 Belle Grove Lane, Sugarland, Texas 77479, and to its successors and assigns, a Four Percent (4%) overriding royalty interest in and to the leasehold estates or working interest created by those certain Oil and Gas Leases described in the attached Exhibit "A". Assignee hereby agrees to pay its proportionate part of all State of Texas Production and related taxes. Assignee also agrees to pay its proportionate part of any taxes assessed by the Appraisal Districts of the respective counties.

This assignment is subject to the terms and conditions of the original leases, all intermediate assignments affecting the leases and to depth limitations, if any, with respect to the leases.

TO HAVE AND TO HOLD the overriding royalty interests described in Exhibit "A" and the related properties and assets above described, unto Assignee, its successors and assigns, forever, without warranty either express or implied.

This instrument is executed this 8th day of November, 2000, but to be effective as of September 1st, 2000, at 7:00 a.m.

                                          energytec.com,inc.

                                          By: /s/ Frank W. Cole, President
                                          "ASSIGNOR"
STATE OF TEXAS          )(

COUNTY OF DALLAS  )(

This instrument was acknowledged before me on the ______ day of November, 2000, by Frank W Cole, President of energytec.com,inc., a Nevada Corporation, on behalf of said corporation.

[Notary Seal]                             /s/  Sandra Ann Mitchell
                                          Notary Public, State of Texas


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                                   EXHIBIT "A"

G.W. Henry "B" Lease

Oil and Gas Lease dated March 16,1976, from George W. Henry and wife, Lillian Henry, as Lessor, to Less Hutt, as Lessee, recorded in Volume 429, page 468, Deed Records, Atascosa County, Texas, covering 1435.3b acres of land, more or less, in the Dr. Charles F. Simmons 95,000-acre Subdivision in Atascosa County, Texas, according to the map thereof in Volume 7, Map Records, Atascosa County, Texas, consisting of various 5.5. Farm Tracts in said Subdivision as more particularly described in said lease, 'SAVE AND EXCEPT therefrom the G. W. Henry Wells Nos. 2, 3 and 4 and 20 acres in the form of a square around each such well out of S. S. Farm Tracts Nos. 5805, 5806, 5807, 5808, 5809 and 5810, as
described by exception in that certain Assignment from Gertrude (Trudy) Carter to Less Hutt dated September 12, 1988, recorded in Volume 802, page 122, Deed Records, Atascosa County, Texas:

Wells Affected: G. W. Henry  Wells Nos. 6 and 7-B and Well 2-A
Depth Limitation: As contained In Lease

Williams Unit

Lease 1: Oil, Gas and Mineral Lease dated December 5,1975, from Mary Isabella Williams, as Lessor, to Less Hutt, as Lessee, recorded in Volume 424, page 167, Deed Records, Atascosa County, Texas; and

Lease 2: Oil and Gas Lease dated January 15,1973, from Corpus Christi State Bank as Successor Trustee for the Daniel Denton Countiss Trust, as Lessor, to Less Hutt, as Lessee, recorded In Volume 429, page 488, Deed Records, Atascosa County, Texas, and in Volume 123, page 1, Deed Records, McMullen County, Texas;

INSOFAR AS AND ONLY INSOFAR AS the above described Leases 1 and 2 cover 40 acres of land, consisting of the 40-acre Oil Unit designated as the Williams Unit according to Designation of Oil Unit dated effective as of first production, filed April 20, 1976, executed by Ha try Lee Carter et al., and recorded in Volume 431, page 137, Deed Records, Atascosa County, Texas.

Wells Affected: Williams Unit Wells Nos. I and 2
Depth Limitation: 7,000 feet under the portion of said unit covered by Lease 2

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                                                                        Page Two
                                                                     Exhibit "A"

V. Houston Lease

Oil and Gas Lease dated November 8, 1972, from V. H. Houston and wife, Edith Houston, as Lessor, to Less Hutt, as Lessee, recorded in Volume 122, page 223, Deed Records, McMullen County, Texas, covering 1339.69 acres of land, more or less, in the George Elliott Survey No. 959, A-181, McMullen County, Texas, INSOFAR AS AND ONLY INSOFAR AS said lease covers 320 acres situated in the northwest corner of said 1339.69 acres, as described by exception in a Partial Release of Oil and Gas Lease dated June 28,1976, executed by Harry Lee Carter et al., recorded in Volume 142, page 349, Deed Records, McMullen County, Texas.

Wells Affected: V. Houston Wells Nos.   1-A, 4-A, 5-A, 8-A, and 15-A
Depth Limitation: Surface to 7100 feet.

V. Houston Lease

Oil and Gas Lease. dated November 27, 1978, from V. H. Houston and wife, Edith Houston, as Lessor, to Less Hutt, as Lessee, recorded in Volume 161, page 421, Deed Records, McMullen County, Texas, covering 1019.69' acres of land, more or less, in the George Elliott Survey No. 9591 A-181, McMullen County, Texas, INSOFAR AS AND ONLY INSOFAR AS said lease covers and Includes 240 acres, more or less, being the same lands described by Exception in that certain Partial Release of Oil and Gas Lease dated June 20, 1986, executed by Less Hutt et al., recorded in Volume 267, page 141, Deed Records, McMullen County, Texas.

Wells Affected: V. Houston Wells Nos.  -1 04A, 11-A, 1 2-A, 1 4-A
Depth Limitation: Surface to 7100 feet

Ida Mae Henri Kaiser Lease

Oil and Gas Lease dated March 16,1976, from Ida Mae Henry Kaiser and husband, Billy Wayne Kaiser, as Lessor, to Less Hutt, as Lessee, recorded in Volume 429, page 475, Deed Records, Atascosa County, Texas, covering 240 acres of land, more or less, consisting of S. S. Farm Tracts Nos. 4215 through 4224, 4231 through 4240, 4462 through 4463 and 4475 through 4476 bf the Dr. Charles F. Simmons 95,000-acre Subdivision in Atascosa County according to the map thereof in Volume 7, Map Records, Atascosa County, Texas, as more particularly described in said lease.

Well Affected: I. M. Henry Kaiser Well No. 1
Depth Limitation: None


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                                                                      Page Three
                                                                     Exhibit "A"


M. I. Williams "A" Lease

Oil, Gas, and Mineral Lease dated December 5,1975, from Mary Isabella Williams, as Lessor, to Less Hutt, as Lessee, recorded in Volume 424, page 167, Deed Records, Atascosa County, Texas, covering 493 acres of land, more or less, in the L. D. Murphy Survey No. 18, A-1382, and the J.&O. Fisk Survey No. 958, A-251, Atascosa County, Texas, as more particularly described In said lease, SAVE AND EXCEPT therefrom 20 acres out of the lands covered by said lease as included in the 40-acre Williams Unit according to a Designation of Oil Unit at Volume 431, page 137, Deed Records, Atascosa County, Texas.

Wells Affected: M. I. Williams Wells Nos. 2-A, 3-A, 4-A, 5-A, and 6-A. Depth Limitation: None

Ret. To:    Frank W. Cole Eng.
            14785 Preston Road, Suite 550
            Dallas, Texas 75240

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